Exhibit 10.3

ADVAXIS, INC.	PROTOCOL NUMBER: Lm-LLO-E7-07 & 15, Two Trials

NUMODA

PROJECT AGREEMENT FOR PROTOCOL #'s: Lm-LLO-E7-15 and Lm-LLO-E7-07
(Two Trials — TRIAL 1 in India, and TRIAL 2 in the U.S.

Protocol Number: Lm-LLO-E7-15 (conducted in India)

Protocol Title: A Randomized, Active Therapy Controlled Phase 2 Study to Assess the Safety and
Efficacy of ADXS11-001 with and without Cisplatin as a 2nd Line Therapy for the Treatment of
Recurrent Cervical Cancer.

Protocol Number : Lm-LLO-E7-07 (conducted in the United States)

Protocol Title: A Randomized, Single Blind, Placebo Controlled Phase 2 Study to Assess the Safety
and Efficacy of Lovaxin C for the Treatment of Cervical Intraepithelial Neoplasia Grade 2/3.

Pursuant to the Master Agreement entered into by Advaxis, Inc. ("ADVAXIS") and Numoda Corporation ("Numoda") on June 19, 2009 ("MA"), this Project Agreement (PA) and attachments, including:

A.	Description of Services — Project Specifications

B.	Integration Assumptions; Systems, and Reporting Tools

C.	Project Budget

D.	Payment Schedule/Terms

E.	Transfer of Regulatory Obligations

is entered into and is effective on the Effective Date shown below. Only when specified in the MA, the parties agree that Numoda shall perform the Project Agreement in accordance with and is subject to all the terms and conditions of the MA. The Project Agreement is Incorporated in and made a part of the MA. In the event that a discrepancy exists between the terms of the MA and this PA, this PA shall supersede.

Effective Date: July 1, 2009

The parties agree as follows:

1.	Scope of Work: Numoda agrees to provide services for this Study ("Project") as outlined in Attachment A (Description of Services — Project Specifications). The Parties understand Attachments A, B, C and D may need some adjustments after the date of signing this Project Agreement, in order to reflect any material differences between the protocol provided to Numoda and the final protocol. ADVAXIS transfers to Numoda the obligations listed in Attachment E in accordance with 21 CFR §312.52.

2.	Payment: Payments will be made in accordance with Attachment D. Upon final reconciliation, additional services not included in the scope of work, that was mutually agreed to in writing; and having been done, will be billed to ADVAXIS, and any overpayment attributable to services not rendered or costs not incurred, will be refunded to ADVAXIS.

3.	Term: The term of this Project Agreement shall commence on the Effective Date and shall continue until the Project as described in this Project Agreement is completed, unless this Project Agreement is terminated earlier in accordance with the MA.

4.	Contact: Until further notice and for the purpose of this Project Agreement, Numoda's contact within ADVAXIS will be John Rothman, and ADVAXIS' contact within Numoda will be Mike Dempsey, the Project Controller.

ADVAXIS, INC.	PROTOCOL NUMBER: Lm-LLO-E7-07 & 15, Two Trials

For ADVAXIS:		For Numoda Corporation:

Sign:	/s/ John Rothman	Sign:	/s/ Ann Vurimindi

Print:	John Rothman	Print:	Ann Vurimindi

Title:	EVP: Science & Operations	Title:	COO

Date:	July 8, 2009	Date:	July 8, 2009

ADVAXIS, INC.	PROTOCOL NUMBER: Lm-LLO-E7-07 & 15, Two Trials

Attachment A:
DESCRIPTION OF SERVICES - PROJECT SPECIFICATIONS

Overall Assumptions	India Trial	US Trial
Protocol Number	Lm-LLO-E7-15	Lm-LLO-E7-07
Study Phase	Phase II, India	Phase II, U.S.
Compound	ADXS11-001	ADXS11-0011
Number of Sites	12	20
Number of Patients Screened	122	88
Number of Patients Enrolled	110	80
Number of Patients Completed	110	80
Country	India Only	USA Only
Startup (Number of Weeks) From signed PA to FPFV Recruitment (Number of Weeks) (Tria1 #2 totals 36 months for	13	8.5
Treatment (Number of Weeks) Recruitment + Treatment)	13	26
Closeout (Number of Weeks)	52	130
	13	8.5

Total Project Duration (Weeks)	91 (21 Mo's)	173 (40 Mo's)

GC Project Management Assumptions
Number of Status Reports	Unlimited within the	Unlimited within the
Number of Kick Off Meetings	scope	scope
Number of Investigator Meetings	1	1
Number of Newsletters	1	0
Number of Teleconferences (1 Hour Calls)	21	36
	91	173

Monitoring Assumptions
Qualification Visits	12	22
Site Initiation Visits	12	20
Interim Monitoring Visits	97	312
Closeout Visits	12	20

Information/Data Management Assumptions
Total Number of CRF Pages per Patient	100	90
Number of Unique CRF Pages per Patient	20	22
Total Number of CRF Pages	11,904	11,688
	Unlimited within the	Unlimited within the
Total Number of Queries	scope	scope
Total Number of Users	30	50
Number of Interim Analyses	1	2
Con Meds per Patient	10	10
Diseases per Patient	10	10
AE’s per Patient	10	10

Biostats Assumptions
Statistical Analysis Plan	1	1
Tables	24	24
Listings	30	30
Figures	6	6
Final Study Report	1	1

Safety Assumptions
SAE’s	40	15
Safety Database	1	1

Estimated Timeline
Contract Signed	Jul-09	Jul-09
First Patient Enrolled	Oct-09	Sep-09
Last Patient Enrolled	Jan-10	Mar-10
Last Patient Out	Jan-11	Sep-12
Final Clinical Study Report	Apr-11	Nov-12

Note: The Project Budget in Attachment C is based on the specifications and integration assumptions listed here on Attachment A, and in Attachment B.

ADVAXIS, INC.	PROTOCOL NUMBER: Lm-LLO-E7-07 & 15, Two Trials

Attachment B:
INTEGRATION ASSUMPTIONS

Numoda
Integrations Assumptions
Single Integrated Portal	1
Custom Integration and Interoperability	3
Ongoing Consolidation & Reconciliation	1
Clinical Project Accounting, Contracting (Vendor Negotiation, Documentation, Monitoring)	1
Systems and Reporting Tools
Start-up & Regulatory Administration (4 Tool Sets)	1
Project Timelines
Site Launch Logistics System (SLLS)
Communication Plan
Roles and Responsibilities
Clinical Project Accounting Systems (3 Tool Sets)	1
Key Value Tracking
Percentage of Completion Reporting
CPA Procedures
Planning, Procurement, Contracting (4 Tool Sets)	1
Vendor Contract Status
Business Analysis Report
Key Value Points
Business Integration
Screening and Enrollment Reporting Tools (9 Tool Sets)	1
Executive Summary
Enrollment Status
Subject Status
Early Termination
Screen Failure
Enrollment by Site
Patient Source Summary
Site Info
Team Contact Info
Document Management System (7 Tool Sets)	1
Protocol and Amendments
Newsletters
Training Materials
Project Management
Waivers
Upload
Remove File
Monitoring Systems (7 Tool Sets)	1
Data View
Monitoring Summary
Query Tracking
Comments
Supplies Status For Monitors
Sync Status Report
Trip Report Management
Data Management and Integrations (17 Tool Sets)	1
Data View
IVR Reconciliation
Data Extractor
Edit Checks
Query Frequency
Edit Check Frequency
Query Status Summary
Coding System
PI Sign-Off
AE/Cmed/Med HX Summary
Various Lab Reconciliation Tools (7)
Early Safety Signal Detection System (5 Tool Sets)	1
AE/SAE
Subject Safety Reports
Subject Status
Early Terminators
Site Info
Supplies Management System (3 Tool Sets)	1
Site Supplies Status
Site Transaction History
Site Supplies Summary
Project Management Administration Tools (11 Tool Sets)	1
User Management
Login History
Failed Logins
Database SQL Tools
IVR Database View
Team Contact Management
Message System Management
Shipment Address Management
Document Group Management
Trip Report Administration
IVRS Administration

ADVAXIS, INC.	PROTOCOL NUMBER: Lm-LLO-E7-07 & 15, Two Trials

Attachment C:

	India Trial	US Trial
Standardized Professional Fees
Start Up, Regulatory & Sites Management	$122,362	$250,604
Monitoring	$254,613	$1,268,014
Project Management	$151,469	$396,950
Data Management	$226,063	$289,759
Safety, Medical & Scientific Services	$79,898	$183,446
Biostatistics	$145,460	$167,804
Medical Writing	$45,000	$60,000
Total Standardized Professional Fees	$1,024,885	$2,616,577
Efficiency Credit	$(96,848)
sub-total	$928,037
Products
Role-Based Portals Connecting to Interoperable Neural Network	$30,457	$55,404
All Custom Complete Integration and Interoperability	$45,943	$83,323
Ongoing Consolidation and Reconciliation	$21,003	$37,493
Clinical Project Accounting Vendor Management & Financial Reconciliation	$55,498	$98,046
Screening and Enrollment System	$16,858	$25,359
Site Compliance Tools	$34,659	$55,548
Real Time Reporting Tools (with Document Management System)	$27,202	$57,072
Integrated, Web-Based Monitoring system (with Centralized Trip Reports)	$28,945	$68,814
Early Safety Signal Detection System	$32,053	$57,294
Clinical Project Accounting System	$35,819	$90,508
Interoperable System for Supplies and Re-Supply Logistics Management	$19,192	$33,353
IVRS System	$60,264	$122,963
IVRS Diary Activities	$-	$-
Total Products	$407,891	$783,176
Efficiency Credit	$(113,749)
sub-total	$294,142
Pass-Through Expenses (Estimated)
EDC	Free	Free
Investigator Fees	$496,650	$1,002,560
Investigator Meeting Organization	$21,000	$21,000
Investigator Meeting Travel	$47,565	$49,350
Monitor Travel	$84,058	$370,448
Travel to Training Meetings	$2,310	$34,150
Travel to Client Meetings	$1,050	$1,050
Travel for Audit Visits	$1,260	$2,100
Meetings and Teleconferences	$4,778	$18,199
IVRS Expenses	$22,680	$57,456
Printing, Shipping and Other	$7,749	$18,900
Regulatory and EC Fees	$6,300	$10,500
Translation	$12,600	$55,260
Lab Fees	$207,900	$533,845
Drug Supply	$-	$124,960
Specialty Lab/ECG	$103,950	$-
Central Pathologists	$-	$25,200
Other	$-	$15,750
Total Pass-Through Expenses	$1,019,850	$2,340,728
Total Project Cost	$2,242,029	$5,740,480
Less: Numoda Investment	$(250,000)	$(100,000)

Net Total Due from Advaxis	$1,992,029	$5,640,480

ADVAXIS, INC.	PROTOCOL NUMBER: Lm-LLO-E7-07 & 15, Two Trials

Trial Pricing - Advaxis (Two Trial Scenario)	INDIA Trial	Efficiencies from US Trial	Discounted India Trial	US Trial	Grand Total- Both Trials
Budget Summary	Numoda Contract Value	Numoda Contract Value	Numoda Contract Value	Numoda Contract Value	Numoda Contract Value
NUMODA GENERAL CONTRACTOR AND INTEGRATION SERVICES:
Role-Based Portals Connecting to Interoperable Neural Network	$30,457	$(9,359)	$21,098	$55,404	$76,502
All Custom Complete Integration and Interoperability	$45,943	$(12,673)	$33,270	$63,323	$116,593
Ongoing Consolidation and Reconciliation	$21,003	$(6,376)	$14,627	$37,493	$52,120
Planning, Procurement & Contracting	$27,748	$(8,753)	$18,995	$47,552	$56,547
Clinical Project Accounting Vendor Management, Documentation, Monitoring & Financial Reconciliation	$27,748	$(9,073)	$18,675	$50,494	$69,169
CLINICAL PROFESSIONAL SERVICES:
Start Up, Regulatory & Site Management	$122,362	$0	$122,362	$250,604	$372,966
Monitoring	$254,613	$0	$254,613	$1,288,014	$1,522,627
Project Management	$151,489	$(49,908)	$101,581	$396,950	$498,531
Data Management	$226,063	$(46,940)	$179,123	$289,759	$468,882
Safety, Medical & Scientific Services	$79,898	$0	$79,898	$183,446	$283,344
Biostatistics & Medical Writing	$190,460	$0	$190,460	$227,804	$418,264
SUBTOTAL PROFESSIONAL FEES	$1,177,784	$(143,082)	$1,034,702	$2,890,843	$3,935,545

Budget Summary	Numoda Contract Value	Numoda Contract Value	Numoda Contract Value	Numoda Contract Value	Numoda Contract Value
NUMODA SYSTEMS AND REPORTING TOOLS:
Screening and Enrollment systems	$16,858	$(3,804)	$13,054	$25,359	$38,413
Site compliance Tools	$34,659	$(7,554)	$27,105	$55,546	$82,651
Real Time Reporting Tools (with Document Management system)	$27,202	$(7,762)	$19,440	$57,072	$76,512
Integrated, Web-Based Monitoring system (with Centralized Trip Reports)	$28,945	$(9,087)	$19,858	$66,814	$86,672
Early Safety Signal Detection System	$32,053	$(7,094)	$24,959	$57,294	$82,253
Clinical Project Accounting System	$35,819	$(10,955)	$24,864	$90,508	$115,372
Interoperable system for Supplies and Re-Supply Logistics Management	$19,192	$(4,536)	$14,656	$33,353	$48,009
IVRS System	$60,264	$(16,723)	$43,541	$122,963	$156,504
IVRS Diary Activities	$0	$0	$0	$0	$0
SUBTOTAL NUMODA SYSTEMS AND REPORTING TOOLS	$254,992	$(67,515)	$187,477	$508,909	$686,386

TOTAL GENERAL CONTRACTOR SERVICES, INTEGRATIONS, PROFESSIONAL FEES, AND SYSTEMS AND TOOLS	$1,432,776	$(210,596)	$1,222,180	$3,399,752	$4,621,932

Budget Summary	Numoda Contract Value	Numoda Contract Value	Numoda Contract Value	Numoda Contract Value	Numoda Contract Value
VALUE ADDED SUPPLIER ITEMS (Estimated)
EDC	$0	$0	$0	$0	$0
Investigator Fees	$496,650	$0	$496,650	$1,002,560	$1,499,210
Investigator Meeting Organization	$21,000	$0	$21,000	$21,000	$42,000
Investigator Meeting Travel	$47,665	$0	$47,565	$49,350	$96,915
Monitor Travel	$84,058	$0	$84,058	$370,448	$454,506
Travel to Training Meetings	$2,310	$0	$2,310	$34,150	$36,460
Travel to Client Meetings	$1,050	$0	$1,050	$1,050	$2,100
Travel for Audit Visits	$1,260	$0	$1,260	$2,100	$3,360
Meetings and Teleconferences	$4,778	$0	$4,778	$18,199	$22,977
IVRS Expenses	$22,680	$0	$22,680	$57,456	$80,136
Printing, Shipping and Other	$7,749	$0	$7,749	$18,900	$26,649
Regulatory and EC Fees	$6,300	$0	$6,300	$10,500	$16,800
Translation	$12,600	$0	$12,600	$55,260	$67,850
Lab Fees	$207,900	$0	$207,900	$533,845	$741,745
Drug Supply	$0	$0	$0	$124,960	$124,960
Specialty Lab/ECG	$103,850	$0	$103,950	$0	$103,950
Central Pathologists	$0	$0	$0	$25,200	$25,200
Other	$0	$0	$0	$15,750	$15,760
TOTAL ESTIMATED PASS THROUGH COSTS	$1,019,850	$0	$1,019,850	$2,340,728	$3,360,578
TOTAL PROJECT BUDGET	$2,452,626	$(210,597)	$2,242,029	$5,740,480	$7,982,509
LESS: NUMODA INVESTMENT	$(250,000)	$0	$(250,000)	$(100,000)	$(350,000)

NET TOTAL DUE from ADVAXIS	$2,202,626	$(210,597)	$1,992,029	$5,640,480	$7,632,509
		-9.56%	-10.57%

ADVAXIS, INC.	PROTOCOL NUMBER: Lm-LLO-E7-07 & 15, Two Trials

Notes TO PROJECT BUDGET:

(A)	Budget for Trial 1 includes an Efficiency Credit of $210,597 that is given with the understanding that Numoda will be providing services to Advaxis for two trials, as long as Numoda's work on the first Trial has been satisfactory. The actual, final scope of the second trial is yet to be determined, therefore prices for Trial 2 shown above, may be adjusted, if the scope is changed ..

(B)	Budget for Trial 1 is based on the protocol dated May 30, 2009. Budget for Trial 2 is based on protocol dated December 3, 2008.

(C)	Per the Master Agreement, paragraph 7.0 Change Orders, it is understood that Advaxis may seek to materially change the scope of Services and/or project assumptions agreed upon in the Project Agreement for either trial, such as can occur when there are amendments to the Protocol. Both parties agree to negotiate in good faith to reach an agreement on a budget and assumptions for such changes.

(D)	The $350,000 Numoda Investment (which includes the $150,000 Investment committed in previously executed LOI documents between the parties) is payable to Numoda in Advaxis common stock, based on the average of the five (5) days stock price, prior to the execution of a Stock Purchase Agreement.

ADVAXIS, INC.	PROTOCOL NUMBER: Lm-LLO-E7-07 & 15, Two Trials

Attachment D:
PAYMENT SCHEDULE

Start-Up Payment (July 15, 2009)	$212,029

Trial 1 Lm-LLO-E7-15 (110 patients/12 sites, in India)

	Easy Level Monthly Payment Plan assumes 20 monthly installments of $89,000 each
2009 – 4 months		$356,000
	Beginning Sept. 2009 thru April, 2011
2010 – 12 months		$1,068,000

2011 – 4 months		$356,000
Sub-total Monthly Payments (20)		$1,780,000

TOTAL TRIAL 1 -India		$1,992,029

Start-Up Payment (August 15, 2009)		$564,480

Trial 2 Lm-LLO-E7-07 (80 patients/20 sites, in USA)

2009 – 3 Months		$423,000
2010 – 12 months	Easy Level Monthly Payment Plan assumes 36 monthly installments of $141,000 each	$1,692,000

2011 – 12 months	Beginning Sept, 2009 thru August, 2012	$1,692,000

2012 – 9 months		$1,269,000
Sub-total Monthly Payments (36)		$5,076,000

TOTAL TRIAL 2 – US		$5,640,480

Notes to Payment Schedule:

(a)	Monthly Payments are due an the 15th of each month.
(b)	Numoda shall mail and/or email invoices to Advaxis per Advaxis' instructions.
(c)	Advaxis shall make all payments payable to Numoda Corporation, by wire transfer, EFT, or ACH. Advaxis shall send funds to Harleysville National Bank, as follows:

Bank: Harleysville National Bank
ABA Number	- xxxxxxxxx
Account Name	- Numoda Corporation
Account Number	- xxxxxxxxxx

ADVAXIS, INC.	PROTOCOL NUMBER: Lm-LLO-E7-07 & 15, Two Trials

Attachment E:
Transfer of Regulatory Obligations

1.0 Numode will retain records and reports associated with the Project in accordance with 21 CFR 312.57(b)

2.0 Numoda will conduct the services set forth in this Project Agreement in accordance with Clinical Protocols, Lm-LLO-E7-15 and Lm-LLO-E7-07.